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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM  8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  June 6, 1997

                            Amour Fiber Core, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Washington                       0-28978               91-1705387
 ---------------------------           ----------           ---------------
(State or other jurisdiction          (Commission          (I.R.S. Employer
 of incorporation or organization.)    File Number.)        Identification No.)


       1120 East Stevens, P.O. Box 42, Sultan, WA 98294  (360) 793-0146
    ----------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of registrant;
         Principal executive offices and principal place of business)



Item 5.   Other Events.

On June 2, 1997 the registrant fulfilled the requirements of an offering impound and $301,000.00 was released to the registrant. In a previous filing the registrant extended the offering through July 28, 1997.

On May 30, 1997 the Board of Directors approved the issuance of the balance of the shares available in the registrant's 1996 Stock Option Plan. The options granted included 30,800 shares to the Chairman and the Secretary, William and Barbara Amour, respectively.

On May 30, 1997 the Board of Directors approved a 1997 Stock Option Plan a copy of which is attached hereto as Exhibit 10.3., is hereby incorporated by reference. Under the new plan the options were granted to William and Barbara Amour totaling 200,000 shares and options of 33,333 shares were granted to each of the remaining three members of the Board of Directors.

ITEM 7.   Financial Statements and/or Exhibits

          Exhibits

Exhibit No.        Description

 10.3              1997 Stock Option Plan
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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AMOUR FIBER CORE INC.
                              (Registrant)


Date: June 6, 1997            By: /s/ C.A. Tony Peterson
                                 -----------------------------
                                    C.A. Tony Peterson
                                    Director and
                                    Chief Financial and
                                    Principal Accounting Officer